UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K/A

Amendment No. 4

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2012

______________

DS HEALTHCARE GROUP, INC.

(Exact name of registrant as specified in its charter)

______________

Florida	000-53680	20-8380461
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Green Road, Pompano Beach, Florida 33064

 (Address of principal executive offices) (Zip Code)

(888) 404-7770

Registrant’s telephone number, including area code

_____________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 15, 2013, DS Healthcare Group, Inc. (the “Company”) filed a Current Report on Form 8-K to report the November 1, 2012 completion of the acquisition of Divine Skin Laboratories, S.A. DE C.V., a Mexican corporation (the “Original Form 8-K”).

On February 15, 2013, the Company filed a Current Report on Form 8-K/A (the “Amendment No. 1”) to amend and restate Item 9.01(a) and 9.01(b) of the Original Form 8-K to include financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K that were previously filed as exhibits to the Original Form 8-K to: (1) provide an audit opinion and financial statements in conformity with GAAP and Regulation S-X; (2) record adjusting entries of amortizing adjustments to certain expenses provided within the pro forma information; and (3) and related adjustments.

On June 11, 2013 the Company filed a Current Report on Form 8-K/A (the “Amendment No. 2”) to amend and restate Item 9.01(a) and 9.01(b) of the Amendment No. 1 to include financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K that were previously filed as exhibits to the Amendment No. 1 to (1) provide a statement of changes in equity of each period presented; (2) provide an audit opinion, financial statements and footnotes in conformity with GAAP and Regulation S-X; (3) recalculate operating cash flows under the statement of cash flows for the year ended December 31, 2011; (4) amend the statement of financial position for the periods presented to present the equity section in compliance with Rule 5-02 of Regulation S-X; (5) amend the footnotes to the financial statements to, among other matters, provide the applicable disclosures under ASC 740-10-50; (6) amend the pro forma consolidated statements of operations for the year ended December 31, 2011 to record an adjusting entry for amortization expense associated with customer lists; and (7) related adjustments.

On July 25, 3013 the Company filed a Current Report on Form 8-K/A (the “Amendment No. 3”) to amend and restate Item 9.01(a) and 9.01(b) of the Amendment No. 2 to include financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K that were previously filed as exhibits to the Amendment No. 2 to revise: (1) the financial statements to include the required restatement disclosures of ASC-250-10-50; (2) the cash flow statements for the years ended December 31, 2010 and December 31, 2011 and nine months ended September 30, 2012 to disclose the amounts paid in taxes, which were recorded as deferred tax liabilities and were included in accounts payable and accrued expenses; (3) the balance sheets for the years ended December 31, 2010 and December 31, 2011 and nine months ended September 30, 2012 to reflect tax payments as separate line items; (4) the interim financial statements to include a comparative December 31, 2011 balance sheet next to the September 30, 2012 balance sheet pursuant to Article 8-03 of Regulation S-X; (5) the historical balance sheet and income statements contained under Exhibit 99.2 to reconcile with the financial statements provided under Exhibit 99.1; and (6) the pro forma income statement for the year ended December 31, 2011 to record 12 months of amortization expense related to customer lists.

This Amendment No. 4 to Form 8-K/A (the “Amendment No. 4”) amends and restates Item 9.01(a) of the Amendment No. 3 to include financial statements required by part (a) of Item 9.01 of Form 8-K that were previously filed as exhibits to the Amendment No. 3 to (1) correctly label the audited and unaudited financial statements as “restated” and (2) revise financial footnote 4 to each of the audited and unaudited financial statements to quantify each line item restated in the financial statements and provide full error correction disclosures for each line item as required by ASC 250-10-50-7.  This Amendment No. 4 does not make any other changes to the Original Form 8-K, Amendment No. 1 or Amendment No. 2 or Amendment No. 3.

Item 9.01

Financial Statements and Exhibits.

(a)

Financial statements of business acquired.

The financial statements of Divine Skin Laboratories, S.A. DE C.V. as of and for the periods ended September 30, 2012 (unaudited) (restated) and 2011 (unaudited) (restated) and the audited financial statements of Divine Skin Laboratories, S.A. DE C.V. as of and for the years ended December 31, 2011 and 2010 (restated) are filed herein under Exhibit 99.1.

(b)

Pro forma financial information.

The unaudited pro forma balance sheets as of September 30, 2012 and unaudited pro forma income statements for the year ended December 31, 2011 and for the period ended September 30, 2012 giving effect to the acquisitions of Divine Skin Laboratories, S.A. DE C.V. are filed under Exhibit 99.2 to Form 8-K/A Amendment No. 3 filed with the Securities and Exchange Commission on July 25, 2013.

(d)

Exhibits.

Exhibit No.	Description

2.1	Share Exchange Agreement effective November 1, 2012*
10.17	Compensation Agreement with Fernando Tamez dated November 15, 2012*
10.18	Performance Agreement dated December 11, 2012*
99.1

Unaudited Financial Statements of Divine Skin Laboratories, S.A. DE C.V. as of and for the periods ended September 30, 2012 (restated) and 2011 (restated) and Audited Financial Statements of Divine Skin Laboratories, S.A. DE C.V. as of and for the years ended December 31, 2011 (restated) and 2010 (restated).

99.2	Unaudited pro forma balance sheet as of September 30, 2012 and unaudited pro forma statements of operations for the year ended December 31, 2011 and for the period ended September 30, 2012.**

———————

*Previously filed under Form 8-K dated November 1, 2012 as filed on January 15, 2013.

** Previously filed under Form 8-K/A Amendment No. 3 dated November 1, 2012 filed on July 25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DS HEALTHCARE GROUP, INC.

By:	/s/ Daniel Khesin
Name:	Daniel Khesin
Title:	Chief Executive Officer and Chief Financial Officer

Dated:  October 8, 2013